SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  July 25, 2005

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                               as depositor of the

                           RAMP SERIES 2005-RS6 TRUST
           (Exact name of the registrant as specified in its charter)



Delaware                            333-117232-37            41-1955181

(State or other               (Commission File Number)       (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                       55437
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code           (952) 857-7000


                                       N/A
________________________________________________________________________________
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

A copy of the monthly report relating to the July 2005 distribution to holders of the Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-RS6 is included as an exhibit to this Report.

SECTION 9 -    FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 (C) -        Exhibits

The following is filed as an Exhibit to this Report under Exhibit 20.

No. 20.        July 2005   Monthly Report

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as depositor of the registrant identified on the cover page to this Report



By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  July 25, 2005